Exhibit 99.17
                                -------------
                Computational Materials and/or ABS Term Sheets

      [LOGO OMITTED] Countrywide(R)                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                        CWABS 2005-05
A Countrywide Capital Markets Company

---------------------------------------------------------------------------------------------------

                                     Aggregate - Interest Only

                                   ARM and Fixed     $132,739,922

                                          Detailed Report

Summary of Loans in Statistical Calculation Pool                                   Range
(As of Calculation Date)                                                           -----

Total Number of Loans                                            540
Total Outstanding Balance                               $132,739,922
Average Loan Balance                                        $245,815        $50,000 to $1,000,000
WA Mortgage Rate                                              6.939%         4.870% to 11.125%
Net WAC                                                       6.430%         4.361% to 10.616%
ARM Characteristics
      WA Gross Margin                                         6.488%         3.840% to 11.000%
      WA Months to First Roll                                     30             18 to 36
      WA First Periodic Cap                                   1.754%         1.500% to 3.000%
      WA Subsequent Periodic Cap                              1.423%         1.000% to 1.500%
      WA Lifetime Cap                                        13.807%        10.900% to 18.125%
      WA Lifetime Floor                                       6.942%         4.870% to 11.125%
WA Original Term (months)                                        360            360 to 360
WA Remaining Term (months)                                       359            354 to 360
WA LTV                                                        75.54%         18.46% to 100.00%
      Percentage of Pool with CLTV > 100%                      0.00%
      WA Effective LTV (Post MI)                              75.54%
WA FICO                                                          612

Secured by (% of pool)           1st Liens                   100.00%
                                 2nd Liens                     0.00%
Prepayment Penalty at Loan Orig (% of all loans)              83.38%


---------------------------------------------------------------------------------------------------------------------------------
 Top 5 States:       Top 5 Prop:          Doc Types:          Purpose Codes       Occ Codes        Grades          Orig PP Term
 -------------       -----------          ----------          -------------       ---------        ------          ------------
CA       50.84%    SFR      65.20%     FULL      79.81%     PUR      61.06%     OO    99.38%    A     83.00%     0        16.62%
CO        5.24%    PUD      21.53%     STATED    20.19%     RCO      35.98%     INV    0.39%    A-     5.53%     6         0.24%
FL        4.70%    CND       8.01%                          RNC       2.96%     2H     0.23%    B      5.30%     12        7.03%
AZ        4.57%    2 FAM     4.50%                                                              C      3.82%     24       39.74%
MA        3.96%    4 FAM     0.46%                                                              C-     2.21%     36       35.43%
                                                                                                D      0.13%     60        0.94%



---------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 1 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                     Aggregate - Interest Only

                                   ARM and Fixed     $132,739,922

                                          Detailed Report

----------------------------------------------------------------------------------------------------------------------------------
                                                              Program
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 2/28 LIB6M - IO - 24          $53,153,123          205       40.04    $259,284        6.801      359.17         612        78.6
 2/28 LIB6M - IO - 60           $5,610,058           28        4.23    $200,359        6.667      357.50         607        78.3
 3/27 LIB6M - IO - 36          $67,688,426          278       50.99    $243,484        7.091      359.13         612        74.0
 3/27 LIB6M - IO - 60           $4,005,052           18        3.02    $222,503        6.667      357.39         610        66.4
 30Yr Fixed - IO - 60           $2,283,264           11        1.72    $207,569        6.809      358.29         636        60.9
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                          Original Term
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 ARM 360                      $130,456,658          529       98.28    $246,610        6.942      359.02         612        75.8
 Fixed 360                      $2,283,264           11        1.72    $207,569        6.809      358.29         636        60.9
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                     Range of Current Balance
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 $25,000.01 - $50,000.00          $100,000            2        0.08     $50,000        9.325      359.00         583        57.4
 $50,000.01 - $75,000.00        $1,207,177           19        0.91     $63,536        8.251      359.17         591        79.5
 $75,000.01 - $100,000.00       $2,146,860           24        1.62     $89,453        7.182      359.32         608        76.0
 $100,000.01 - $150,000.00     $12,572,188           99        9.47    $126,992        6.974      358.87         617        75.7
 $150,000.01 - $200,000.00     $21,451,571          122       16.16    $175,833        6.806      358.92         613        74.5
 $200,000.01 - $250,000.00     $14,156,956           63       10.67    $224,714        6.726      359.02         607        73.9
 $250,000.01 - $300,000.00     $20,881,422           76       15.73    $274,756        6.679      359.07         610        75.4
 $300,000.01 - $350,000.00     $12,820,310           40        9.66    $320,508        6.719      358.79         611        73.3
 $350,000.01 - $400,000.00     $10,225,991           27        7.70    $378,740        7.253      358.97         614        77.3
 $400,000.01 - $450,000.00      $6,548,930           15        4.93    $436,595        6.895      359.07         611        79.8
 $450,000.01 - $500,000.00     $10,146,767           21        7.64    $483,179        7.226      359.14         611        75.7
 $500,000.01 - $550,000.00      $4,207,500            8        3.17    $525,938        7.402      359.24         647        86.2
 $550,000.01 - $600,000.00      $6,327,000           11        4.77    $575,182        7.532      359.27         613        78.2
 $600,000.01 - $650,000.00      $2,547,500            4        1.92    $636,875        7.064      359.26         606        76.9
 $650,000.01 - $700,000.00      $2,054,500            3        1.55    $684,833        6.835      359.00         614        76.1
 $700,000.01 - $750,000.00        $750,000            1        0.57    $750,000        6.500      359.00         586        62.5
 $750,000.01 - $800,000.00        $790,000            1        0.60    $790,000        6.750      359.00         612        79.0
 $800,000.01 - $850,000.00        $839,250            1        0.63    $839,250        7.625      360.00         619        75.0
 > $900,000.00                  $2,966,000            3        2.23    $988,667        6.826      358.67         605        63.3
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 2 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report

----------------------------------------------------------------------------------------------------------------------------------
                                                               State
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 Alabama                           $80,000            1        0.06     $80,000        9.250      360.00         558       100.0
 Arizona                        $6,067,897           35        4.57    $173,368        6.779      358.27         623        75.4
 Arkansas                         $147,200            1        0.11    $147,200        6.125      360.00         600        80.0
 California                    $67,491,055          207       50.84    $326,044        6.838      359.11         609        73.9
 Colorado                       $6,954,793           36        5.24    $193,189        6.580      359.40         619        79.1
 Connecticut                    $1,771,950            7        1.33    $253,136        7.550      359.15         606        73.6
 Delaware                         $147,340            1        0.11    $147,340        6.650      358.00         628        80.0
 Florida                        $6,245,052           36        4.70    $173,474        6.985      358.56         634        78.7
 Georgia                        $3,335,190           16        2.51    $208,449        7.143      358.68         612        77.3
 Hawaii                         $2,354,000            6        1.77    $392,333        6.448      359.25         618        67.9
 Idaho                            $485,120            5        0.37     $97,024        6.919      358.91         612        74.2
 Illinois                         $812,500            6        0.61    $135,417        7.158      359.18         638        74.9
 Indiana                          $442,557            5        0.33     $88,511        7.226      359.40         595        79.2
 Kansas                           $409,960            2        0.31    $204,980        6.828      358.44         595        84.4
 Kentucky                         $368,800            1        0.28    $368,800        6.400      359.00         679        80.0
 Maryland                       $3,527,920           14        2.66    $251,994        7.072      359.30         606        75.9
 Massachusetts                  $5,255,275           22        3.96    $238,876        7.522      359.29         598        73.5
 Michigan                       $1,350,800           11        1.02    $122,800        7.820      359.27         593        82.3
 Minnesota                        $344,000            2        0.26    $172,000        6.299      355.68         626        80.0
 Missouri                         $505,600            3        0.38    $168,533        6.627      358.92         611        73.4
 Montana                          $181,900            1        0.14    $181,900        6.400      359.00         694       100.0
 Nebraska                         $225,571            2        0.17    $112,786        6.697      359.03         629        80.0
 Nevada                         $5,234,874           24        3.94    $218,120        6.648      358.70         619        74.6
 New Hampshire                    $744,000            4        0.56    $186,000        6.787      358.71         608        74.6
 New Jersey                     $1,839,850            5        1.39    $367,970        9.057      359.29         600        87.7
 New Mexico                       $282,868            2        0.21    $141,434        7.944      360.00         581        80.0
 New York                       $1,314,350            5        0.99    $262,870        7.079      358.79         613        68.6
 North Carolina                   $238,320            2        0.18    $119,160        5.851      358.48         664        80.0
 North Dakota                      $65,835            1        0.05     $65,835        8.250      360.00         571        95.0
 Ohio                             $440,244            3        0.33    $146,748        6.103      357.57         607        80.0
 Oklahoma                          $61,847            1        0.05     $61,847        7.650      358.00         604        80.0
 Oregon                         $1,002,350            7        0.76    $143,193        6.630      359.36         621        80.0
 Pennsylvania                     $266,400            1        0.20    $266,400        7.375      359.00         600        80.0
 Rhode Island                   $1,062,050            6        0.80    $177,008        7.452      359.17         611        76.7
 Tennessee                      $1,425,789           10        1.07    $142,579        6.791      358.44         606        86.1
 Texas                          $1,018,792            6        0.77    $169,799        7.179      359.41         605        80.0
 Utah                           $1,250,712            7        0.94    $178,673        6.663      359.11         623        80.2
 Virginia                       $4,091,661           12        3.08    $340,972        7.697      359.11         608        78.3
 Washington                     $3,641,601           21        2.74    $173,410        6.783      358.52         620        78.3
 Wisconsin                        $253,900            3        0.19     $84,633        8.510      358.77         622        84.6
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 3 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report

----------------------------------------------------------------------------------------------------------------------------------
                                                       Loan-to-Value Ratios
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 <= 50.00                       $4,974,979           27        3.75    $184,258        6.459      358.90         600        42.6
 50.01 - 55.00                  $4,397,917           15        3.31    $293,194        6.917      358.60         591        52.2
 55.01 - 60.00                  $5,909,150           23        4.45    $256,920        6.710      358.84         591        58.3
 60.01 - 65.00                  $7,611,600           23        5.73    $330,939        6.596      358.98         608        63.0
 65.01 - 70.00                  $8,004,287           33        6.03    $242,554        6.897      359.12         607        67.8
 70.01 - 75.00                 $15,141,569           51       11.41    $296,894        7.146      358.99         595        74.4
 75.01 - 80.00                 $72,968,000          318       54.97    $229,459        6.855      359.08         619        79.8
 80.01 - 85.00                  $3,502,515           11        2.64    $318,410        7.742      358.60         614        84.0
 85.01 - 90.00                  $3,877,370           11        2.92    $352,488        7.738      358.77         605        89.8
 90.01 - 95.00                  $2,277,085            8        1.72    $284,636        7.758      359.28         625        94.9
 95.01 - 100.00                 $4,075,450           20        3.07    $203,773        7.435      359.02         642       100.0
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                         Range of Current Gross Coupon
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 4.501 - 5.000                    $574,972            2        0.43    $287,486        4.910      359.50         616        80.0
 5.001 - 5.500                  $3,118,088           11        2.35    $283,463        5.382      358.39         635        70.2
 5.501 - 6.000                 $16,040,980           66       12.08    $243,045        5.843      358.66         629        73.5
 6.001 - 6.500                 $31,894,965          131       24.03    $243,473        6.356      359.09         616        73.2
 6.501 - 7.000                 $32,017,299          136       24.12    $235,421        6.817      359.08         612        75.8
 7.001 - 7.500                 $20,568,865           72       15.50    $285,679        7.305      358.98         602        76.0
 7.501 - 8.000                 $16,970,444           62       12.78    $273,717        7.778      359.13         607        78.8
 8.001 - 8.500                  $3,745,805           25        2.82    $149,832        8.284      359.23         601        76.0
 8.501 - 9.000                  $2,485,585           14        1.87    $177,542        8.734      359.26         579        80.9
 9.001 - 9.500                  $2,529,420           11        1.91    $229,947        9.301      359.12         615        80.0
 9.501 - 10.000                 $1,897,350            6        1.43    $316,225        9.755      358.77         594        85.0
 10.001 - 10.500                   $52,250            1        0.04     $52,250       10.500      360.00         579        95.0
 10.501 - 11.000                  $269,900            2        0.20    $134,950       10.625      358.79         581        76.0
 11.001 - 11.500                  $574,000            1        0.43    $574,000       11.125      359.00         625        82.0
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 SFR                           $86,548,378          347       65.20    $249,419        6.903      359.01         612        74.5
 PUD                           $28,577,054          118       21.53    $242,178        6.908      358.85         611        76.9
 CND                           $10,632,589           54        8.01    $196,900        6.943      359.32         620        79.3
 2 FAM                          $5,972,000           18        4.50    $331,778        7.597      359.27         606        76.6
 4 FAM                            $607,500            1        0.46    $607,500        7.500      359.00         585        90.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 4 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                           Property Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 CNDP                             $402,400            2        0.30    $201,200        6.428      358.31         657        80.0
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Purpose
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 PUR                           $81,048,016          350       61.06    $231,566        7.022      359.06         617        80.5
 RCO                           $47,763,326          174       35.98    $274,502        6.827      359.04         602        67.4
 RNC                            $3,928,579           16        2.96    $245,536        6.589      357.76         632        71.7
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                             Occupancy
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 OO                           $131,912,122          535       99.38    $246,565        6.938      359.02         612        75.6
 INV                              $521,300            4        0.39    $130,325        7.878      358.75         589        55.7
 2H                               $306,500            1        0.23    $306,500        5.875      358.00         656        63.3
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                          Range of Months Remaining to Scheduled Maturity
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 301 - 360                    $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                                                Collateral Grouped by Document Type
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 FULL                         $105,934,453          457       79.81    $231,804        6.797      359.00         613        76.5
 STATED INCOME                 $26,805,469           83       20.19    $322,957        7.503      359.06         611        71.9
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 5 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                    Collateral Grouped by FICO
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 781 - 800                        $138,000            1        0.10    $138,000        6.350      354.00         782       100.0
 721 - 740                        $199,920            1        0.15    $199,920        5.550      358.00         738        80.0
 701 - 720                        $932,308            6        0.70    $155,385        6.133      358.49         712        81.3
 681 - 700                      $2,965,919           12        2.23    $247,160        6.316      358.24         691        84.4
 661 - 680                      $7,598,972           24        5.72    $316,624        6.705      358.87         671        82.7
 641 - 660                      $7,277,550           28        5.48    $259,913        6.519      358.77         649        79.9
 621 - 640                     $28,788,629          121       21.69    $237,923        6.764      359.14         630        75.3
 601 - 620                     $33,902,439          139       25.54    $243,902        6.949      359.12         611        75.6
 581 - 600                     $33,060,115          132       24.91    $250,455        7.150      359.07         591        75.1
 561 - 580                     $14,836,606           61       11.18    $243,223        7.248      358.81         571        70.4
 541 - 560                      $1,943,289            9        1.46    $215,921        7.295      358.73         551        65.4
 521 - 540                        $195,000            2        0.15     $97,500        7.231      359.00         533        70.9
 501 - 520                        $813,175            3        0.61    $271,058        7.113      359.83         517        67.6
 <= 500                            $88,000            1        0.07     $88,000        8.040      360.00         491        80.0
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                               Grade
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 A                            $110,169,311          455       83.00    $242,130        6.913      359.00         613        76.3
 A-                             $7,346,245           29        5.53    $253,319        6.803      358.81         614        70.7
 B                              $7,037,829           22        5.30    $319,901        7.190      359.06         612        68.6
 C                              $5,076,222           19        3.82    $267,170        7.123      359.16         603        74.2
 C-                             $2,936,315           14        2.21    $209,737        7.325      359.42         615        76.7
 D                                $174,000            1        0.13    $174,000        7.550      360.00         640        80.0
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                            Collateral Grouped by Prepayment Penalty Months
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 0                             $22,060,118           88       16.62    $250,683        7.830      359.08         614        77.6
 6                                $319,960            1        0.24    $319,960        6.850      358.00         586        80.0
 12                             $9,334,242           29        7.03    $321,870        7.389      358.93         604        68.0
 24                            $52,750,269          212       39.74    $248,822        6.752      359.02         611        78.5
 36                            $47,033,680          204       35.43    $230,557        6.671      359.05         614        72.9
 60                             $1,241,654            6        0.94    $206,942        5.893      357.21         642        69.1
----------------------------------------------------------------------------------------------------------------------------------
                              $132,739,922          540      100.00    $245,815        6.939      359.01         612        75.5
----------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 6 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Months to Roll                 (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                  WA             CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION      MTR            BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 13 - 18           18             $509,280            3        0.39    $169,760        5.667      354.00         631        80.8
 19 - 24           23          $58,253,900          230       44.65    $253,278        6.798      359.06         611        78.5
 25 - 31           31             $771,700            4        0.59    $192,925        5.607      354.60         689        89.3
 32 - 37           35          $70,921,778          292       54.36    $242,883        7.084      359.08         612        73.4
----------------------------------------------------------------------------------------------------------------------------------
                              $130,456,658          529      100.00    $246,610        6.942      359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                           Range of Margin                     (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 3.001 - 4.000                    $974,800            5        0.75    $194,960        6.209      359.32         596        71.8
 4.001 - 5.000                  $5,195,588           24        3.98    $216,483        6.138      358.81         606        64.0
 5.001 - 6.000                 $41,308,954          161       31.66    $256,577        6.782      358.93         615        75.1
 6.001 - 7.000                 $49,492,587          207       37.94    $239,095        6.687      359.04         617        75.9
 7.001 - 8.000                 $27,771,714           99       21.29    $280,522        7.513      359.10         604        78.7
 8.001 - 9.000                  $4,225,015           24        3.24    $176,042        8.228      359.43         597        78.3
 9.001 - 10.000                 $1,195,750            7        0.92    $170,821        9.032      359.23         586        77.7
 10.001 - 11.000                  $292,250            2        0.22    $146,125        7.995      359.18         567        61.6
----------------------------------------------------------------------------------------------------------------------------------
 6.488                        $130,456,658          529      100.00    $246,610        6.942      359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                  (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 10.501 - 11.000                  $189,650            1        0.15    $189,650        5.900      359.00         639        80.0
 11.001 - 11.500                  $970,380            4        0.74    $242,595        5.452      355.60         630        78.5
 11.501 - 12.000                $3,464,874           15        2.66    $230,992        5.627      357.75         626        68.8
 12.001 - 12.500                $6,526,271           28        5.00    $233,081        6.012      358.52         626        70.2
 12.501 - 13.000               $16,342,723           65       12.53    $251,427        6.123      358.97         621        74.3
 13.001 - 13.500               $28,878,402          115       22.14    $251,117        6.431      359.21         612        73.5
 13.501 - 14.000               $29,173,750          125       22.36    $233,390        6.838      359.08         614        77.1
 14.001 - 14.500               $19,147,265           67       14.68    $285,780        7.322      359.02         603        75.9
 14.501 - 15.000               $15,844,484           55       12.15    $288,082        7.852      359.25         605        79.6
 15.001 - 15.500                $3,130,305           22        2.40    $142,287        8.296      359.44         607        78.8
 15.501 - 16.000                $1,465,635           11        1.12    $133,240        8.718      359.45         571        79.1
 16.001 - 16.500                $2,529,420           11        1.94    $229,947        9.301      359.12         615        80.0
 16.501 - 17.000                $1,897,350            6        1.45    $316,225        9.755      358.77         594        85.0
 17.001 - 17.500                   $52,250            1        0.04     $52,250       10.500      360.00         579        95.0
 17.501 - 18.000                  $269,900            2        0.21    $134,950       10.625      358.79         581        76.0
 18.001 - 18.500                  $574,000            1        0.44    $574,000       11.125      359.00         625        82.0


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 7 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                       Range of Maximum Rates                  (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 13.807                       $130,456,658          529      100.00    $246,610        6.942      359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Initial Periodic Rate Cap                  (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 1.500                        $108,393,515          432       83.09    $250,911        6.980      359.22         612        76.4
 3.000                         $22,063,142           97       16.91    $227,455        6.756      358.04         610        72.6
----------------------------------------------------------------------------------------------------------------------------------
                              $130,456,658          529      100.00    $246,610        6.942      359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Subsequent Periodic Rate Cap                (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 1.000                         $20,206,392           91       15.49    $222,048        6.766      357.97         611        72.5
 1.500                        $110,250,265          438       84.51    $251,713        6.974      359.22         612        76.4
----------------------------------------------------------------------------------------------------------------------------------
                              $130,456,658          529      100.00    $246,610        6.942      359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                    Range of Lifetime Rate Floor               (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 4.001 - 5.000                    $764,622            3        0.59    $254,874        5.156      359.38         622        80.0
 5.001 - 6.000                 $18,853,019           76       14.45    $248,066        5.777      358.70         629        73.0
 6.001 - 7.000                 $62,676,898          261       48.04    $240,141        6.591      359.08         614        74.9
 7.001 - 8.000                 $36,534,059          129       28.00    $283,210        7.519      359.06         604        77.7
 8.001 - 9.000                  $6,065,140           38        4.65    $159,609        8.462      359.28         593        77.3
 9.001 - 10.000                 $4,426,770           17        3.39    $260,398        9.496      358.97         606        82.2
 > 10.000                       $1,136,150            5        0.87    $227,230       10.201      359.00         600        75.3
----------------------------------------------------------------------------------------------------------------------------------
                              $130,456,658          529      100.00    $246,610       6.942       359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 12/06                            $509,280            3        0.39    $169,760        5.667      354.00         631        80.8
 01/07                            $569,288            3        0.44    $189,763        6.468      355.00         583        69.9
 03/07                          $1,320,218            9        1.01    $146,691        7.219      357.00         612        79.1
 04/07                          $9,420,243           39        7.22    $241,545        6.703      358.00         610        77.0
 05/07                         $29,286,526          113       22.45    $259,173        6.763      359.00         616        79.4


------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 8 of 9                       6/3/2005 11:27:31 AM

      [LOGO OMITTED] Countrywide(R)                                                                    Computational Materials For
-------------------------------------
       SECURITIES CORPORATION                                                                                        CWABS 2005-05
A Countrywide Capital Markets Company
----------------------------------------------------------------------------------------------------------------------------------

                                                     Aggregate - Interest Only

                                                  ARM and Fixed     $132,739,922

                                                          Detailed Report
----------------------------------------------------------------------------------------------------------------------------------
                                                   Next Interest Adjustment Date                (Excludes 11 Fixed Rate Mortgages)
----------------------------------------------------------------------------------------------------------------------------------
                                 CURRENT           # OF       % OF      AVERAGE        GROSS       REMG.                    ORIG
 DESCRIPTION                     BALANCE           LOANS      TOTAL     BALANCE         WAC        TERM         FICO        LTV
----------------------------------------------------------------------------------------------------------------------------------
 06/07                         $17,657,626           66       13.54    $267,540        6.886      360.00         605        78.0
 12/07                            $309,200            2        0.24    $154,600        5.735      354.00         712        88.9
 01/08                            $462,500            2        0.35    $231,250        5.521      355.00         673        89.5
 02/08                            $264,988            1        0.20    $264,988        6.100      356.00         633        80.0
 03/08                            $856,000            4        0.66    $214,000        6.759      357.00         591        56.8
 04/08                         $11,317,232           45        8.68    $251,494        6.925      358.00         617        68.8
 05/08                         $38,788,659          151       29.73    $256,879        7.292      359.00         607        73.8
 06/08                         $19,694,899           91       15.10    $216,427        6.792      360.00         619        75.9
----------------------------------------------------------------------------------------------------------------------------------
                              $130,456,658          529      100.00    $246,610        6.942      359.02         612        75.8
----------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Countrywide Securities account representative for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final offering materials.

                         Page 9 of 9                       6/3/2005 11:27:31 AM